STOCK PLEDGE AGREEMENT


                  STOCK PLEDGE AGREEMENT, dated as of February 22, 2000 (this "Agreement"), between AURA SYSTEMS, INC., a Delaware corporation (the "Pledgor"), and HW PARTNERS, LP, as agent (the "Pledgee" or the "Agent") for the benefit of the Funds (as defined below) under the Secured Notes (as defined below). Unless the context otherwise requires, terms used herein and defined in the Secured Notes (as defined below) shall be used herein as so defined.


                              W I T N E S S E T H :


                  WHEREAS, each of Infinity Investors Limited, Glacier Capital Limited, Global Growth Limited and Summit Capital Limited (collectively, the "Funds") is the holder of certain of the Pledgor's Variable Interest Rate Convertible Notes due September 30, 1998 (the "Original Notes") which are secured by certain assets of the Pledgor as specified in that certain Pledge Agreement dated September 30, 1997;

                  WHEREAS, on the date hereof the Pledgor will issue and deliver Secured Notes of even date herewith in an aggregate amount of $12,500,000.00 (as modified, supplemented or amended from time to time, the "Secured Notes") to the Funds in exchange for Original Notes held by the Funds after giving effect to the Assignment (the "Exchange");

                  WHEREAS, the Pledgor owns all of the issued and outstanding capital stock of the following subsidiaries (collectively, the "Subsidiaries"):
Aura Ceramics, Inc., a Delaware corporation, AuraSound, Inc., a Delaware corporation, Aura Medical Systems, Inc., a Delaware corporation, Aura Tech, Inc., a Delaware corporation, Electrotec Productions, Inc., a California corporation, DS Oscillator, Inc., a California corporation, Philips Sound Labs, Inc., a Nevada corporation and Electrotec Audio Lease Limited, a corporation organized and existing under the laws of England;

                  WHEREAS, it is a condition to the Exchange that the Pledgor shall have executed and delivered to the Pledgee this Agreement; and

                  WHEREAS, the Pledgor desires to execute and deliver this Agreement in order to satisfy the condition described in the preceding paragraph;

                  NOW, THEREFORE, in consideration of the foregoing and other benefits accruing to the Pledgor, the receipt and sufficiency of which are hereby acknowledged, the Pledgor hereby makes the following representations and warranties to the Agent and the Funds and hereby covenants and agrees with the Agent and each of the Funds as follows:

                  1. SECURITY FOR the SECURED OBLIGATIONS. This Agreement is for the benefit of the Agent and the Funds to secure the payment and performance of the following obligations and liabilities, whether now existing or hereafter arising (the "Secured Obligations"):

                  (i) the full and prompt payment when due of all principal and interest under the Secured Notes, the payment of all other Obligations and liabilities (including, without limitation, expenses, fees, indemnities and interest thereon) of the Pledgor under, arising out of or in connection with the Secured Notes or any other Transaction Document and the due performance and compliance by the Pledgor with the terms thereof;

                  (ii) any and all sums advanced by the Agent or the Funds in order to preserve the Collateral or preserve the security interest in the Collateral granted herein;

                  (iii) in the event of any proceeding for the collection or enforcement of any indebtedness, obligations, or liabilities referred to in clause (i) above, after an Event of Default has occurred (which has not been cured in accordance with the terms of the Secured Notes), the reasonable expenses of retaking, holding, preparing for sale or lease, selling or otherwise disposing or realizing on the Collateral, or of any exercise by the Agent of its rights hereunder with respect thereto, together with reasonable attorneys' fees and court costs; and

                  (iv) all amounts paid by any Indemnitee (as defined in Section 8 hereof) as to which such Indemnitee has the right to indemnification or reimbursement from the Pledgor under this Agreement.

                  2. DEFINITIONS. As used in this Agreement, the following terms shall have the following meanings:

                  "Stock" shall mean all the issued and outstanding shares of capital stock of the Subsidiaries or any other subsidiary of the Pledgor (excluding New Com, Inc., Aura Realty, Inc. and MYS Corporation), now or hereafter owned by the Pledgor.

                  All Stock pledged hereunder is hereinafter called the "Pledged Stock," and the Pledged Stock, together with all proceeds thereof, including any securities and moneys received and at the time held by the Pledgor hereunder, is hereinafter called the "Collateral."

                  3.       PLEDGE OF STOCK, ETC.

                  3.1 Pledge. To secure the Secured Obligations and for the purposes set forth in Section 1, the Pledgor (i) hereby grants to the Agent a security interest in the Collateral, (ii) hereby pledges as security to the Agent all Stock now or hereafter owned by the Pledgor, and (iii) hereby assigns, transfers, hypothecates, mortgages, charges and sets over to the Agent (as security) all of the Pledgor's right, title and interest in and to such Stock (and in and to the certificates or instruments evidencing such Stock).

                  3.2 Subsequently Acquired Stock. If the Pledgor shall acquire (by purchase, stock dividend, conversion or otherwise) any additional Stock at any time or from time to time after the date hereof, the Pledgor agrees that such additional Stock shall be subject to the security interest and pledge created hereby, without the need for the execution of any further documents or instruments, and agrees to immediately deposit such Stock as security with the Agent and deliver to the Agent certificates therefor accompanied by stock powers duly executed in blank by the Pledgor or such other instruments of transfer as are acceptable to the Agent, and, upon request of the Agent, will promptly thereafter deliver to the Agent a certificate executed by the Pledgor describing such Stock and certifying that the same has been duly pledged with the Agent hereunder.

                  3.3 Uncertificated Stock. Notwithstanding anything to the contrary contained in Sections 3.1 and 3.2 above, if any Stock (whether now owned or hereafter acquired) consists of an uncertificated security, the Pledgor shall promptly notify the Agent thereof and shall promptly take all actions required to perfect the security interests of the Agent under applicable law (including, in any event, under all applicable provisions of the UCC of all relevant jurisdictions). The Pledgor further agrees to take such actions as the Agent deems necessary or desirable to effect the foregoing and to permit the Agent to exercise any of its rights and remedies hereunder, and agrees to provide an opinion of counsel in form and substance satisfactory to the Agent with respect to any such pledge of uncertificated Stock promptly upon request of the Agent.

                  3.4 Voting, Etc., While No Event of Default. Unless and until an Event of Default has occurred (which has not been cured in accordance with the terms of the Secured Notes), the Pledgor shall be entitled to vote any and all Pledged Stock and to give consents, waivers or ratifications in respect thereof, provided that no vote shall be cast or any consent, waiver or ratification given or any action taken which would violate or be inconsistent with any of the terms of this Agreement, or any other Transaction Document, or any other instrument or agreement referred to herein or therein, or which could reasonably be expected to have a Material Adverse Effect. All such rights of the Pledgor to vote and to give consents, waivers and ratifications shall cease upon the occurrence of an Event of Default (which has not been cured in accordance with the Secured Notes), and Section 5 hereof shall become applicable.

                  4. DIVIDENDS AND OTHER DISTRIBUTIONS. Unless and until the occurrence of an Event of Default (which has not been cured in accordance with the Secured Notes), all cash dividends payable in respect of the Pledged Stock shall be paid to the Pledgor, provided that all dividends payable in respect of the Pledged Stock (except cash dividends paid to the Pledgor in accordance with Section 4.4(b) of the Secured Notes as a result of the liquidation or disposition of Non-Core Assets) which are determined by the Agent, in its absolute discretion, to represent in whole or in part an extraordinary, liquidating or other distribution in return of capital shall be paid to the Agent and retained by it as part of the Collateral. Subject to Section 4.3(e) of the Secured Notes, the Agent shall also be entitled to receive directly, and to retain as part of the Collateral:

                  (a) all other or additional stock or securities or property (other than cash) paid or distributed by way of dividend in respect of the Pledged Stock;

                  (b) all other or additional stock or other securities or property (including cash) paid or distributed in respect of the Pledged Stock by way of stock-split, spin-off, split-up, reclassification, combination of shares or similar rearrangement; and

                  (c) all other or additional stock or other securities or property which may be paid in respect of the Collateral by reason of any consolidation, merger, exchange of stock, conveyance of assets, liquidation or similar corporate reorganization.

                  5. REMEDIES IN CASE OF EVENT OF DEFAULT. Upon the occurrence of an Event of Default (which has not been cured in accordance with the Secured Notes), the Agent shall be entitled to exercise all the rights, powers and remedies vested in it (whether vested in it by this Agreement or any other Transaction Document or by law) for the protection and enforcement of its rights in respect of the Collateral, and the Agent shall be entitled, without limitation, to exercise the following rights, which the Pledgor hereby agrees to be commercially reasonable:

                  (a) to receive (as additional Collateral hereunder) all amounts payable in respect of the Collateral otherwise payable under Section 4 to the Pledgor; and

                  (b) at any time or from time to time in a commercially reasonable manner to sell, assign and deliver, or grant options to purchase, all or any part of the Collateral, or any interest therein, at any public or private sale, for cash, on credit or for other property, for immediate or future delivery without any assumption of credit risk, and for such price or prices and on such terms as the Agent in its absolute discretion may determine, provided that at least ten (10) days' notice of the time and place of any such sale shall be given to the Pledgor. The Pledgor hereby waives and releases to the fullest extent permitted by law any right or equity of redemption with respect to the Collateral, whether before or after sale hereunder, and all rights, if any, of marshaling the Collateral and any other security for the Secured Obligations or otherwise. At any such sale, unless prohibited by applicable law, the Agent or any Fund on its behalf may bid for and purchase all or any part of the Collateral so sold free from any such right or equity of redemption. The Agent and the Funds shall not be liable for failure to collect or realize upon any or all of the Collateral or for any delay in so doing nor shall any of them be under any obligation to take any action whatsoever with regard thereto.

                  Notwithstanding anything to the contrary contained herein, upon the occurrence of an Event of Default (which has not been cured in accordance with the Secured Notes), the Agent shall have the right to vote any and all Pledged Stock and to give consents, waivers or ratifications in respect thereof in the Agent's sole discretion.

                  6. APPLICATION OF PROCEEDS. All moneys collected by the Agent upon any sale or other disposition of the Collateral, together with all other moneys received by the Agent hereunder, shall be applied to the payment of all costs and expenses incurred by the Agent in connection with such sale, the delivery of the Collateral or the collection of any such moneys (including, without limitation, attorneys' fees and expenses), and the balance of such moneys shall be held by the Agent and applied by it to satisfy the Secured Obligations.

                  7. PURCHASERS OF COLLATERAL. Upon any sale of the Collateral by the Agent hereunder (whether by virtue of the power of sale herein granted, pursuant to judicial process or otherwise), the receipt of the Agent or the officer making the sale shall be a sufficient discharge to the purchaser or purchasers of the Collateral so sold, and such purchaser or purchasers shall not be obligated to see to the application of any part of the purchase money paid over to the Agent or such officer or be answerable in any way for the misapplication or nonapplication thereof.

                  8.       INDEMNITY.

                  8.1 Indemnification. Except with respect to litigation concerning the priority of Permitted Liens or assertions by the Company in accordance with the last sentence of Section 2.1 of the Security Agreement, the Pledgor agrees to indemnify, reimburse and hold the Agent and each of the Funds and its respective officers, directors, employees, representatives and agents (hereinafter in this Section 8.1 referred to individually as "Indemnitee" and collectively as "Indemnitees") harmless from any and all liabilities, obligations, losses, damages, penalties, claims, actions, judgments, suits, costs, expenses or disbursements (including reasonable attorneys' fees and expenses) (for the purposes of this Section 8.1, the foregoing are collectively called "Expenses") of whatsoever kind or nature which may be imposed on, asserted against or incurred by any of the Indemnitees in any way relating to or arising out of this Agreement, any other Transaction Document or the documents executed in connection herewith or therewith or in any other way connected with the administration of the transactions contemplated hereby or thereby or the enforcement of any of the terms of or the preservation of any rights under any thereof, or in any way relating to or arising out of the ownership, purchase, delivery, control, acceptance, financing, possession, condition, sale, return or other disposition or use of the Collateral, the violation of the laws of any country, state or other governmental body or unit, any tort or any contract claim; provided that no Indemnitee shall be indemnified pursuant to this Section
8.1 for Expenses to the extent caused by the gross negligence or willful misconduct of such Indemnitee. The Pledgor agrees that upon written notice by any Indemnitee of any assertion that could give rise to an Expense, the Pledgor shall assume full responsibility for the defense thereof. Each Indemnitee agrees to use its best efforts to promptly notify the Pledgor of any such assertion of which such Indemnitee has knowledge.

                  8.2 Preservation of Collateral. Subject to Section 8.1 hereof, the Pledgor agrees to pay, or reimburse the Agent for (if the Agent shall have incurred fees, costs or expenses because the Pledgor shall have failed to comply with its obligations under this Agreement or any other Transaction Document), any and all fees, costs and expenses of whatever kind or nature incurred in connection with the preservation or protection of the Agent's Liens on, and security interest in, the Collateral, including, without limitation, all fees and taxes in connection with the recording or filing of instruments and documents in public offices, payment or discharge of any taxes or Liens upon or in respect of the Collateral and all other fees, costs and expenses in connection with protecting, maintaining or preserving the Collateral and the Agent's interest therein, whether through judicial proceedings or otherwise, or in defending or prosecuting any actions, suits or proceedings arising out of or relating to the Collateral.

                  8.3 Pledgor's  Misrepresentation.  Subject to Sections 8.1 and
8.2 hereof, the Pledgor agrees to pay, indemnify and hold each Indemnitee harmless from and against any expenses which such Indemnitee may suffer, expend or incur in consequence of or growing out of any misrepresentation by the Pledgor in this Agreement or any other Transaction Document or in any statement or writing contemplated by or made or delivered pursuant to or in connection with this Agreement or any other Transaction Document.

                  8.4 Contribution. If and to the extent that the obligations of the Pledgor under this Section 8 are unenforceable for any reason, the Pledgor hereby agrees to make the maximum contribution to the payment and satisfaction of such obligations which is permissible under applicable law.

                  8.5 Survival. Any amounts paid by any Indemnitee as to which such Indemnitee has the right to reimbursement shall constitute Secured Obligations, as the case may be, secured by the Collateral. The indemnity obligations of the Pledgor contained in this Section 8 shall continue in full force and effect notwithstanding the full payment of the Secured Notes and all of the other Secured Obligations and notwithstanding the discharge thereof.

                  9.       FURTHER ASSURANCES; POWER OF ATTORNEY.

                  9.1 Further Acts. The Pledgor agrees that it will join with the Agent in executing and, at its own expense, file and refile under the UCC of all relevant jurisdictions such financing statements, continuation statements and other documents in such offices as the Agent may deem necessary or desirable and wherever required or permitted by law in order to perfect and preserve the Agent's security interests in the Collateral and hereby (i) authorizes the Agent to file financing statements and amendments thereto relative to all or any part of the Collateral without the signature of the Pledgor where permitted by law,
(ii) irrevocably designates the Agent as its attorney-in-fact (which designation shall be and shall be deemed to be coupled with an interest) to execute and file on its behalf any and all financing statements, continuation statements and other documents related thereto, and (iii) agrees to do such further acts and things and to execute and deliver to the Agent such additional conveyances, assignments, agreements and instruments as the Agent may reasonably require or deem advisable to carry into effect the purposes of this Agreement or to further assure and confirm unto the Agent its rights, powers and remedies hereunder.

                  9.2 Power of Attorney. The Pledgor hereby appoints the Agent as its attorney-in-fact (which appointment shall be and shall be deemed to be coupled with an interest), with full authority in the place and stead of such Pledgor and in the name of such Pledgor or otherwise, from time to time after the occurrence of an Event of Default (which has not been cured in accordance with the terms of the Secured Notes), to take any action and to execute any instrument which the Agent may reasonably deem necessary or advisable to accomplish the purposes of this Agreement including, without limitation, to ask, demand, collect, sue for, recover, compound, receive and give acquittance and receipts for moneys due and to become due under or in connection with the Collateral, to receive, endorse and collect any drafts or other instruments, documents and chattel paper in connection with the Collateral, to file any claims or take any action or institute any proceedings that the Agent may deem to be necessary or desirable for the collection thereof or to enforce compliance with the terms and conditions of this Agreement, and to make and execute all conveyances, assignments and transfers of the Collateral sold pursuant to this Agreement, and the Pledgor hereby ratifies and confirms all that the Agent, as said attorney-in-fact, shall do by virtue hereof. Nevertheless, the Pledgor shall, if so requested by the Agent, ratify and confirm any sale or sales by executing and delivering to the Agent, or to such purchaser or purchasers, all such instruments as may, in the reasonable judgment of the Agent, be advisable for the purposes of this Section 9. Notwithstanding the foregoing, except as required by applicable law, the Agent shall not be obligated to exercise any right or duty as attorney-in-fact, and shall have no duties to the Pledgor in connection therewith.

                  10. TRANSFER BY THE PLEDGOR.  Except as otherwise  provided in
Section 4 hereof, the Pledgor will not sell or otherwise dispose of, grant any option with respect to, or create, incur, assume or suffer to exist any Lien on any portion of the Collateral (except the Liens created by this Agreement and other Permitted Liens).

                  11. REPRESENTATIONS, WARRANTIES AND COVENANTS OF THE PLEDGOR. The Pledgor represents and warrants that: (i) it is the legal, record and beneficial owner of, and has good and marketable title to, the Stock described in Section 2 hereof, subject to no Lien (except the Liens created by this Agreement and other Permitted Liens); (ii) it has full power, authority and legal right to pledge all such Stock pursuant to this Agreement; (iii) all the shares of such Stock have been duly and validly issued, are fully paid and nonassessable; (iv) this Agreement creates as security for the Secured Obligations a valid and enforceable perfected Lien in favor of the Agent for the benefit of the Funds of first priority on all of the Collateral superior to all Liens (subject to the priority rights of holders of Permitted Liens of the types described in clauses (c) and (i) of Section 4.1 of the Secured Notes and any extension, renewal or replacement thereof to the extent permitted by Section 4.1(k) of the Secured Notes); (v) no consent, filing, recording or registration is required to perfect the Lien purported to be created by this Agreement; and
(vi) each of the representations and warranties contained in Section 2 of each Secured Note is true and correct. The Pledgor covenants and agrees that it will defend the Agent's right, title and Lien in and to the Collateral against the claims and demands of all Persons; and the Pledgor covenants and agrees that it will have like title to and right to pledge any other property at any time hereafter pledged to the Agent as Collateral hereunder.

                  12. PLEDGOR'S OBLIGATIONS ABSOLUTE, ETC. The obligations of the Pledgor under this Agreement shall be absolute and unconditional and shall remain in full force and effect without regard to, and shall not be released, suspended, discharged, terminated or otherwise affected by, any circumstance or occurrence whatsoever, including, without limitation: (i) any renewal, extension, amendment or modification of, or addition or supplement to or deletion from, any of the Transaction Documents or any other instrument or agreement referred to therein, or any assignment or transfer of any thereof;
(ii) any waiver, consent, extension, indulgence or other action or inaction under or in respect of any such instrument or agreement or this Agreement or any exercise or non-exercise of any right, remedy, power or privilege under or in respect of this Agreement or any other Transaction Document; (iii) any furnishing of any additional security to the Agent or any acceptance thereof or any sale, exchange, release, surrender or realization of or upon any security by the Agent; or (iv) any invalidity, irregularity or unenforceability of all or part of the Secured Obligations or of any security therefor.

                  13. PRIVATE SALE, ETC. If at any time when the Agent shall determine to exercise its right to sell all or any part of the Pledged Stock pursuant to Section 5, such Pledged Stock or the part thereof to be sold shall not, for any reason whatsoever, be effectively registered under the Securities Act of 1933, as then in effect, and the Agent may, in its sole and absolute discretion, sell such Pledged Stock or part thereof by private sale in such manner and under such circumstances as the Agent may deem necessary or advisable in order that such sale may legally be effected without such registration, provided that at least ten (10) days' notice of the time and place of any such sale shall be given to the Pledgor. Without limiting the generality of the foregoing, in any such event the Agent, in its sole and absolute discretion, (i) may proceed to make such private sale notwithstanding that a registration statement for the purpose of registering such Pledged Stock or part thereof shall have been filed under such Securities Act, (ii) may approach and negotiate with a single possible purchaser to effect such sale and (iii) may restrict such sale to a purchaser who will represent and agree that such purchaser is purchasing for its own account, for investment, and not with a view to the distribution or sale of such Pledged Stock or any part thereof.

                  14. TERMINATION; RELEASE. Upon the payment in full of all Secured Obligations or the sale or other disposition of the Pledged Stock by the Pledgor in accordance with Section 4.3(d) of the Secured Notes, this Agreement shall terminate, and the Agent, at the request and expense of the Pledgor, will execute and deliver to the Pledgor a proper instrument or instruments acknowledging the satisfaction and termination of this Agreement, and will duly assign, transfer and deliver to the Pledgor (without recourse and without any representation or warranty) such of the Pledged Stock as may be in the possession of the Agent and has not theretofore been sold or otherwise applied or released pursuant to this Agreement.

                  15.  NOTICES,   ETC.  All  notices  and  other  communications
hereunder shall be made at the addresses, in the manner and with the effect provided in Section 11.4 of the Secured Notes.

                  16. MISCELLANEOUS. This Agreement shall be binding upon and inure to the benefit of and be enforceable by the respective successors and assigns of the parties hereto; provided, however, that the Pledgor may not assign or transfer any of its rights or obligations hereunder without the prior written consent of the Agent. This Agreement may be changed, waived, discharged or terminated only by an instrument in writing signed by the party against which enforcement of such change, waiver, discharge or termination is sought. No failure to exercise, and no delay in exercising, on the part of the Agent or any of its agents, any right, power or privilege hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, power or privilege. This Agreement shall be construed in accordance with and governed by the law of the State of New York. The headings of the several sections and subsections in this Agreement are inserted for convenience only and shall not in any way affect the meaning or construction of any provision of this Agreement. This Agreement may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which when so executed and delivered shall be an original, but all of which together shall constitute one and the same instrument.

                                                 [SIGNATURE PAGE]
                  IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their duly authorized officer or agent as of the date first indicated above.

                                                  AURA SYSTEMS, INC., as Pledgor



                                                     By:
                                                     Name:  Gerald Papazian
                                                     Title: President





                                                     By:
                                                     Name: Steven C. Veen
                                                     Title:Senior Vice President

                                                 [SIGNATURE PAGE]


                                           HW PARTNERS, LP, as Pledgee and Agent
                                                         for the Funds

                                                     By:    HW Finance, LLC
                                                            Its Managing Partner

                                                     By:
                                                     Name: Stuart J. Chasanoff
                                                     Title:Senior Vice President

                                                    ANNEX A to
                                                 Pledge Agreement


                                                   List of Stock


                                                                                                            Percentage of
                                                                                                             Outstanding
                                      Type of                     Number of                     Shares of
Name of Issuing Corporation            Shares                      Shares                     Capital Stock
